Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
September 2010
Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposits Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Selected Quarterly Income Statement Data	6

Quarterly Mortgage Banking Income	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	11

Quarterly Accruing Past Due Loans and Leases and Accruing Restructured Loans	12

Quarterly Common Stock Summary, Capital, and Other Data	13

Consolidated Year to Date Average Balance Sheets	14

Consolidated Year to Date Net Interest Margin Analysis	15

Selected Year to Date Income Statement Data	16

Year to Date Mortgage Banking Income	18

Year to Date Credit Reserves Analysis	19

Year to Date Net Charge-Off Analysis	20

Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	21

Year to Date Accruing Past Due Loans and Leases and Accruing Restructured Loans	22
Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Percent changes of 100% or more are typically shown as “N.M.” or “Not Meaningful”. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is to discern underlying performance trends, such large percent changes are typically “not meaningful” for such trend analysis purposes.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2010	2009		September ’10 vs ’09
(in thousands, except numbers of shares)	September 30,	December 31,	September 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,139,226	$1,521,344	$1,882,108	$(742,882)	(39)%
Interest bearing deposits in banks	274,240	319,375	397,941	(123,701)	(31)
Trading account securities	138,677	83,657	121,366	17,311	14
Loans held for sale	744,439	461,647	530,861	213,578	40
Investment securities	9,723,558	8,587,914	8,503,150	1,220,408	14
Loans and leases (1)	37,500,587	36,790,663	37,304,094	196,493	1
Allowance for loan and lease losses	(1,336,352)	(1,482,479)	(1,031,971)	(304,381)	29

Net loans and leases	36,164,235	35,308,184	36,272,123	(107,888)	—

Bank owned life insurance	1,450,335	1,412,333	1,402,134	48,201	3
Premises and equipment	489,349	496,021	496,280	(6,931)	(1)
Goodwill	444,268	444,268	443,648	620	—
Other intangible assets	243,666	289,098	302,612	(58,946)	(19)
Accrued income and other assets	2,434,783	2,630,824	2,160,436	274,347	13

Total Assets	$53,246,776	$51,554,665	$52,512,659	$734,117	1%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$41,072,371	$40,493,927	$39,829,057	$1,243,314	3%
Short-term borrowings	1,859,134	876,241	852,076	1,007,058	N.M.
Federal Home Loan Bank advances	23,643	168,977	920,045	(896,402)	(97)
Other long-term debt	2,393,071	2,369,491	2,434,858	(41,787)	(2)
Subordinated notes	1,202,568	1,264,202	1,674,054	(471,486)	(28)
Accrued expenses and other liabilities	1,128,586	1,045,825	1,127,463	1,123	—

Total Liabilities	47,679,373	46,218,663	46,837,553	841,820	2

Equity
Huntington Bancshares Incorporated shareholders’ equity

Preferred stock — authorized 6,617,808 shares-

5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	1,337,749	1,325,008	1,320,898	16,851	1

8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidiation value per share of $1,000	362,507	362,507	362,507	—	—

Common stock —

Par value of $0.01	7,180	7,167	7,154	26	—
Capital surplus	6,743,724	6,731,796	6,723,923	19,801	—
Less treasury shares at cost	(8,969)	(11,465)	(11,827)	2,858	(24)
Accumulated other comprehensive income (loss):
Unrealized losses on investment securities	4,568	(103,382)	(103,010)	107,578	N.M.
Unrealized gains (losses) on cash flow hedging derivatives	76,006	58,865	50,311	25,695	51
Pension and other postretirement benefit adjustments	(108,970)	(112,468)	(159,143)	50,173	(32)
Retained (deficit) earnings	(2,846,392)	(2,922,026)	(2,515,707)	(330,685)	13

Total Shareholders’ Equity	5,567,403	5,336,002	5,675,106	(107,703)	(2)

Total Liabilities and Shareholders’ Equity	$53,246,776	$51,554,665	$52,512,659	$734,117	1%

Common shares authorized (par value of $0.01)	1,500,000,000	1,000,000,000	1,000,000,000
Common shares issued	718,015,276	716,741,249	715,409,524
Common shares outstanding	717,132,197	715,761,672	714,469,066
Treasury shares outstanding	883,079	979,577	940,458
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	1,760,578	1,760,578	1,760,578
N.M. not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

	2010						2009
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)
Ending Balances by Type
Commercial: (1)
Commercial and industrial (2)	$12,425	33%	$12,392	34%	$12,245	33%	$12,888	35%	$12,547	34%
Commercial real estate:
Construction	738	2	1,106	3	1,443	4	1,469	4	1,815	5
Commercial (2)	6,174	16	6,078	16	6,013	16	6,220	17	6,900	18

Commercial real estate (2)	6,912	18	7,184	19	7,456	20	7,689	21	8,715	23

Total commercial	19,337	51	19,576	53	19,701	53	20,577	56	21,262	57

Consumer:
Automobile loans (3)	5,296	14	4,712	13	4,212	11	3,144	9	2,939	8
Automobile leases	89	—	135	—	191	1	246	1	309	1
Home equity	7,690	21	7,510	20	7,514	20	7,563	21	7,576	20
Residential mortgage	4,511	12	4,354	12	4,614	12	4,510	12	4,468	12
Other loans	578	2	683	2	700	3	751	1	750	2

Total consumer	18,164	49	17,394	47	17,231	47	16,214	44	16,042	43

Total loans and leases	$37,501	100%	$36,970	100%	$36,932	100%	$36,791	100%	$37,304	100%

Ending Balances by Business Segment
Retail and Business Banking	$14,558	39%	$14,521	39%	$14,347	39%	$14,394	39%	$14,435	39%
Commercial Banking	7,474	20	7,411	20	7,310	20	7,439	20	7,677	21
Commercial Real Estate	6,495	17	6,861	19	7,152	19	7,525	20	7,947	21
Auto Finance and Dealer Services	6,673	18	6,070	16	5,582	15	4,609	13	4,330	12
Private Financial Group	2,198	6	2,107	6	2,047	6	2,380	7	2,450	6
Treasury / Other (4)	103	—	—	—	494	1	444	1	465	1

Total loans and leases	$37,501	100%	$36,970	100%	$36,932	100%	$36,791	100%	$37,304	100%

	2010						2009
	Third		Second		First		Fourth		Third
Average Balances by Business Segment
Retail and Business Banking	$14,458	39%	$14,393	39%	$14,294	39%	$14,319	39%	$14,553	38%
Commercial Banking	7,513	20	7,342	20	7,382	20	7,539	20	7,805	21
Commercial Real Estate	6,718	18	7,040	19	7,358	20	7,857	21	8,151	22
Auto Finance and Dealer Services	6,376	17	5,848	16	5,456	15	4,494	12	4,381	12
Private Financial Group	2,138	6	2,062	5	2,059	5	2,425	7	2,494	6
Treasury / Other (4)	12	—	404	1	431	1	455	1	471	1

Total loans and leases	$37,215	100%	$37,089	100%	$36,980	100%	$37,089	100%	$37,855	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

(2)	The 2009 fourth quarter reflected net reclassifications from commercial real estate loans to commercial and industrial loans of $589.0 million.

(3)	The 2010 first quarter included an increase of $730.5 million resulting from the adoption of a new accounting standard to consolidate a previously off-balance automobile loan securitization transaction.

(4)	Comprised primarily of Franklin loans.

Huntington Bancshares Incorporated
Deposits Composition

	2010						2009
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)
Ending Balances by Type
Demand deposits — non-interest bearing	$6,926	17%	$6,463	16%	$6,938	17%	$6,907	17%	$6,306	16%
Demand deposits — interest bearing	5,347	13	5,850	15	5,948	15	5,890	15	5,401	14
Money market deposits	12,679	31	11,437	29	10,644	26	9,485	23	8,548	21
Savings and other domestic deposits	4,613	11	4,652	12	4,666	12	4,652	11	4,631	12
Core certificates of deposit	8,765	21	8,974	23	9,441	23	10,453	26	11,205	28

Total core deposits	38,330	93	37,376	95	37,637	93	37,387	92	36,091	91
Other domestic deposits of $250,000 or more	730	2	678	2	684	2	652	2	689	2
Brokered deposits and negotiable CDs	1,576	4	1,373	3	1,605	4	2,098	5	2,630	7
Deposits in foreign offices	436	1	422	—	377	1	357	1	419	—

Total deposits	$41,072	100%	$39,849	100%	$40,303	100%	$40,494	100%	$39,829	100%

Total core deposits:
Commercial	$12,262	32%	$11,515	31%	$11,844	31%	$11,368	30%	$10,884	30%
Personal	26,068	68	25,861	69	25,793	69	26,019	70	25,207	70

Total core deposits	$38,330	100%	$37,376	100%	$37,637	100%	$37,387	100%	$36,091	100%

Ending Balances by Business Segment:
Retail and Business Banking	$29,220	71%	$28,861	72%	$28,658	71%	$28,877	71%	$28,136	71%
Commercial Banking	6,932	17	6,230	16	6,465	16	6,031	15	6,363	16
Commercial Real Estate	637	2	626	2	566	1	535	1	532	1
Auto Finance and Dealer Services	103	—	99	—	87	—	83	—	98	—
Private Financial Group	3,085	8	3,046	8	3,349	8	3,409	8	2,843	7
Treasury / Other (1)	1,095	2	987	2	1,178	4	1,559	5	1,857	5

Total deposits	$41,072	100%	$39,849	100%	$40,303	100%	$40,494	100%	$39,829	100%

	2010						2009
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:
Retail and Business Banking	$29,197	72%	$28,892	72%	$28,645	71%	$28,709	71%	$27,892	70%
Commercial Banking	6,655	16	6,411	16	6,435	16	6,012	15	6,084	15
Commercial Real Estate	612	2	580	1	553	1	525	1	504	1
Auto Finance and Dealer Services	101	—	93	—	83	—	85	—	95	—
Private Financial Group	2,980	7	3,294	8	3,181	9	3,104	9	2,778	8
Treasury / Other (1)	1,101	3	1,097	3	1,326	3	1,779	4	2,240	6

Total deposits	$40,646	100%	$40,367	100%	$40,223	100%	$40,214	100%	$39,593	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully-taxable equivalent basis	2010			2009		3Q10 vs 3Q09
(dollar amounts in millions)	Third	Second	First	Fourth	Third	Amount	Percent
Assets
Interest bearing deposits in banks	$282	$309	$348	$329	$393	$(111)	(28)%
Trading account securities	110	127	96	110	107	3	3
Federal funds sold and securities purchased under resale agreements	—	—	—	15	7	(7)	N.M.
Loans held for sale	663	323	346	470	524	139	27
Investment securities:
Taxable	8,876	8,369	8,027	8,698	6,511	2,365	36
Tax-exempt	365	389	443	136	128	237	N.M.

Total investment securities	9,241	8,758	8,470	8,834	6,639	2,602	39
Loans and leases: (1)
Commercial:
Commercial and industrial	12,393	12,244	12,314	12,570	12,922	(529)	(4)
Commercial real estate:
Construction	989	1,279	1,409	1,651	1,808	(819)	(45)
Commercial	6,084	6,085	6,268	6,807	7,071	(987)	(14)

Commercial real estate	7,073	7,364	7,677	8,458	8,879	(1,806)	(20)

Total commercial	19,466	19,608	19,991	21,028	21,801	(2,335)	(11)

Consumer:
Automobile loans	5,030	4,472	4,031	3,050	2,886	2,144	74
Automobile leases	110	162	219	276	344	(234)	(68)

Automobile loans and leases	5,140	4,634	4,250	3,326	3,230	1,910	59
Home equity	7,567	7,544	7,539	7,561	7,581	(14)	—
Residential mortgage	4,389	4,608	4,477	4,417	4,487	(98)	(2)
Other loans	653	695	723	757	756	(103)	(14)

Total consumer	17,749	17,481	16,989	16,061	16,054	1,695	11

Total loans and leases	37,215	37,089	36,980	37,089	37,855	(640)	(2)
Allowance for loan and lease losses	(1,384)	(1,506)	(1,510)	(1,029)	(950)	(434)	46

Net loans and leases	35,831	35,583	35,470	36,060	36,905	(1,074)	(3)

Total earning assets	47,511	46,606	46,240	46,847	45,525	1,986	4

Cash and due from banks	1,618	1,509	1,761	1,947	2,553	(935)	(37)
Intangible assets	695	710	725	737	755	(60)	(8)
All other assets	4,277	4,384	4,486	3,956	3,797	480	13

Total Assets	$52,717	$51,703	$51,702	$52,458	$51,680	$1,037	2%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	$6,768	$6,849	$6,627	$6,466	$6,186	$582	9%
Demand deposits — interest-bearing	5,319	5,971	5,716	5,482	5,140	179	3
Money market deposits	12,336	11,103	10,340	9,271	7,601	4,735	62
Savings and other domestic deposits	4,639	4,677	4,613	4,686	4,771	(132)	(3)
Core certificates of deposit	8,948	9,199	9,976	10,867	11,646	(2,698)	(23)

Total core deposits	38,010	37,799	37,272	36,772	35,344	2,666	8
Other domestic deposits of $250,000 or more	690	661	698	667	747	(57)	(8)
Brokered deposits and negotiable CDs	1,495	1,505	1,843	2,353	3,058	(1,563)	(51)
Deposits in foreign offices	451	402	410	422	444	7	2

Total deposits	40,646	40,367	40,223	40,214	39,593	1,053	3
Short-term borrowings	1,739	966	927	879	879	860	98
Federal Home Loan Bank advances	188	212	179	681	924	(736)	(80)
Subordinated notes and other long-term debt	3,672	3,836	4,062	3,908	4,136	(464)	(11)

Total interest bearing liabilities	39,477	38,532	38,764	39,216	39,346	131	—

All other liabilities	952	924	947	1,042	863	89	10
Shareholders’ equity	5,520	5,398	5,364	5,734	5,285	235	4

Total Liabilities and Shareholders’ Equity	$52,717	$51,703	$51,702	$52,458	$51,680	$1,037	2%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2010			2009
Fully-taxable equivalent basis (1)	Third	Second	First	Fourth	Third
Assets
Interest bearing deposits in banks	0.21%	0.20%	0.18%	0.16%	0.28%
Trading account securities	1.20	1.74	2.15	1.89	1.96
Federal funds sold and securities purchased under resale agreements	—	—	—	0.03	0.14
Loans held for sale	5.75	5.02	4.98	5.13	5.20
Investment securities:
Taxable	2.77	2.85	2.94	3.20	3.99
Tax-exempt	4.70	4.62	4.37	6.42	6.81

Total investment securities	2.84	2.93	3.01	3.25	4.04
Loans and leases: (3)
Commercial and industrial	5.14	5.31	5.60	5.20	5.19
Commercial real estate:
Construction	2.83	2.61	2.66	2.63	2.61
Commercial	3.91	3.69	3.60	3.40	3.43

Commercial real estate	3.76	3.49	3.43	3.25	3.26

Total commercial	4.64	4.63	4.76	4.41	4.40

Consumer:
Automobile loans	5.77	6.46	6.64	7.15	7.34
Automobile leases	6.71	6.58	6.41	6.40	6.25

Automobile loans and leases	5.79	6.46	6.63	7.09	7.22
Home equity	4.74	5.26	5.59	5.82	5.75
Residential mortgage	4.97	4.70	4.89	5.04	5.03
Other loans	7.10	6.84	7.00	6.90	7.21

Total consumer	5.19	5.49	5.73	5.92	5.91

Total loans and leases	4.90	5.04	5.21	5.07	5.04

Total earning assets	4.49%	4.63%	4.82%	4.70%	4.86%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits — interest-bearing	0.17	0.22	0.22	0.22	0.22
Money market deposits	0.86	0.93	1.00	1.21	1.20
Savings and other domestic deposits	0.99	1.07	1.19	1.27	1.33
Core certificates of deposit	2.31	2.68	2.93	3.07	3.27

Total core deposits	1.18	1.33	1.51	1.71	1.88
Other domestic deposits of $250,000 or more	1.28	1.37	1.44	1.88	2.24
Brokered deposits and negotiable CDs	2.21	2.56	2.49	2.52	2.49
Deposits in foreign offices	0.22	0.19	0.19	0.18	0.20

Total deposits	1.21	1.37	1.55	1.75	1.92
Short-term borrowings	0.22	0.21	0.21	0.24	0.25
Federal Home Loan Bank advances	1.25	1.93	2.71	1.01	0.92
Subordinated notes and other long-term debt	2.15	2.05	2.25	2.67	2.58

Total interest bearing liabilities	1.25%	1.41%	1.60%	1.80%	1.93%

Net interest rate spread	3.24%	3.22%	3.22%	2.90%	2.93%
Impact of noninterest bearing funds on margin	0.21	0.24	0.25	0.29	0.27

Net interest margin	3.45%	3.46%	3.47%	3.19%	3.20%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 6 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2010			2009
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third
Interest income	$534,669	$535,653	$546,779	$551,335	$553,846
Interest expense	124,707	135,997	152,886	177,271	191,027

Net interest income	409,962	399,656	393,893	374,064	362,819
Provision for credit losses	119,160	193,406	235,008	893,991	475,136

Net interest income (loss) after provision for credit losses	290,802	206,250	158,885	(519,927)	(112,317)

Service charges on deposit accounts	65,932	75,934	69,339	76,757	80,811
Brokerage and insurance income	36,376	36,498	35,762	32,173	33,996
Mortgage banking income	52,045	45,530	25,038	24,618	21,435
Trust services	26,997	28,399	27,765	27,275	25,832
Electronic banking	28,090	28,107	25,137	25,173	28,017
Bank owned life insurance income	14,091	14,392	16,470	14,055	13,639
Automobile operating lease income	11,356	11,842	12,303	12,671	12,795
Securities (losses) gains	(296)	156	(31)	(2,602)	(2,374)
Other income	32,552	28,785	29,069	34,426	41,901

Total noninterest income	267,143	269,643	240,852	244,546	256,052

Personnel costs	208,272	194,875	183,642	180,663	172,152
Outside data processing and other services	38,553	40,670	39,082	36,812	38,285
Deposit and other insurance expense	23,406	26,067	24,755	24,420	23,851
Net occupancy	26,718	25,388	29,086	26,273	25,382
OREO and foreclosure expense	12,047	4,970	11,530	18,520	38,968
Equipment	21,651	21,585	20,624	20,454	20,967
Professional services	20,672	24,388	22,697	25,146	18,108
Amortization of intangibles	15,145	15,141	15,146	17,060	16,995
Automobile operating lease expense	9,159	9,667	10,066	10,440	10,589
Marketing	20,921	17,682	11,153	9,074	8,259
Telecommunications	5,695	6,205	6,171	6,099	5,902
Printing and supplies	4,062	3,893	3,673	3,807	3,950
Goodwill impairment	—	—	—	—	—
Gain on early extinguishment of debt (2)	—	—	—	(73,615)	(60)
Other expense	21,008	23,279	20,468	17,443	17,749

Total noninterest expense	427,309	413,810	398,093	322,596	401,097

Income (Loss) before income taxes	130,636	62,083	1,644	(597,977)	(257,362)
Provision (Benefit) for income taxes	29,690	13,319	(38,093)	(228,290)	(91,172)

Net income (loss)	$100,946	$48,764	$39,737	$(369,687)	$(166,190)

Dividends on preferred shares	29,495	29,426	29,357	29,289	29,223

Net income (loss) applicable to common shares	$71,451	$19,338	$10,380	$(398,976)	$(195,413)

Average common shares — basic	716,911	716,580	716,320	715,336	589,708
Average common shares — diluted (3)	719,567	719,387	718,593	715,336	589,708

Per common share
Net income (loss) — basic	$0.10	$0.03	$0.01	$(0.56)	$(0.33)
Net income (loss) — diluted	0.10	0.03	0.01	(0.56)	(0.33)
Cash dividends declared	0.01	0.01	0.01	0.01	0.01

Return on average total assets	0.76%	0.38%	0.31%	(2.80)%	(1.28)%
Return on average total shareholders’ equity	7.3	3.6	3.0	(25.6)	(12.5)
Return on average tangible shareholders’ equity (4)	8.9	4.9	4.2	(27.9)	(13.3)
Net interest margin (5)	3.45	3.46	3.47	3.19	3.20
Efficiency ratio (6)	60.6	59.4	60.1	49.0	61.4
Effective tax rate (benefit)	22.7	21.5	N.M.	(38.2)	(35.4)

Revenue — fully-taxable equivalent (FTE)
Net interest income	$409,962	$399,656	$393,893	$374,064	$362,819
FTE adjustment	2,631	2,490	2,248	2,497	4,177

Net interest income (5)	412,593	402,146	396,141	376,561	366,996
Noninterest income	267,143	269,643	240,852	244,546	256,052

Total revenue (5)	$679,736	$671,789	$636,993	$621,107	$623,048

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to “Significant Items” for additional discussion regarding these key factors.

(2)	The 2009 fourth quarter gain related to the purchase of certain subordinated bank notes.

(3)	For all the quarterly periods presented above, the impact of the convertible preferred stock issued in 2008 was excluded from the diluted share calculation. It was excluded because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(4)	Net income (loss) excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2010			2009		3Q10 vs 3Q09
(in thousands, except as noted)	Third	Second	First	Fourth	Third	Amount	Percent
Mortgage Banking Income

Origination and secondary marketing	$35,840	$19,778	$13,586	$16,473	$16,491	$19,349	N.M. %
Servicing fees	12,053	12,178	12,418	12,289	12,320	(267)	(2)
Amortization of capitalized servicing	(13,003)	(10,137)	(10,065)	(10,791)	(10,050)	(2,953)	29
Other mortgage banking income	4,966	3,664	3,210	4,468	4,107	859	21

Subtotal	39,856	25,483	19,149	22,439	22,868	16,988	74

MSR valuation adjustment (1)	(12,047)	(26,221)	(5,772)	15,491	(17,348)	5,301	(31)
Net trading gains (losses) related to MSR hedging	24,236	46,268	11,661	(13,310)	15,913	8,323	52

Total mortgage banking income	$52,045	$45,530	$25,038	$24,620	$21,433	$30,612	N.M. %

Mortgage originations (in millions)	$1,619	$1,161	$869	$1,131	$998	$621	62%
Average trading account securities used to hedge MSRs (in millions)	23	28	18	19	19	4	21
Capitalized mortgage servicing rights (2)	161,594	179,138	207,552	214,592	200,969	(39,375)	(20)
Total mortgages serviced for others (in millions) (2)	15,713	15,954	15,968	16,010	16,145	(432)	(3)
MSR % of investor servicing portfolio	1.03%	1.12%	1.30%	1.34%	1.24%	(0.21)%	(17)

Net Impact of MSR Hedging

MSR valuation adjustment (1)	$(12,047)	$(26,221)	$(5,772)	$15,491	$(17,348)	$5,301	(31)%
Net trading gains (losses) related to MSR hedging	24,236	46,268	11,661	(13,310)	15,913	8,323	52
Net interest income related to MSR hedging	32	58	169	168	191	(159)	(83)

Net impact of MSR hedging	$12,221	$20,105	$6,058	$2,349	$(1,244)	$13,465	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2010			2009
(dollar amounts in thousands)	Third	Second	First	Fourth	Third

Allowance for loan and lease losses, beginning of period	$1,402,160	$1,477,969	$1,482,479	$1,031,971	$917,680
Loan and lease losses	(221,144)	(312,954)	(264,222)	(471,486)	(377,443)
Recoveries of loans previously charged off	36,630	33,726	25,741	26,739	21,501

Net loan and lease losses	(184,514)	(279,228)	(238,481)	(444,747)	(355,942)

Provision for loan and lease losses	118,788	203,633	233,971	895,255	472,137
Allowance of assets sold	(82)	(214)	—	—	—
Allowance for loans transferred to held-for-sale	—	—	—	—	(1,904)

Allowance for loan and lease losses, end of period	$1,336,352	$1,402,160	$1,477,969	$1,482,479	$1,031,971

Allowance for unfunded loan commitments and letters of credit, beginning of period	$39,689	$49,916	$48,879	$50,143	$47,144

Provision for (Reduction in) unfunded loan commitments and letters of credit losses	372	(10,227)	1,037	(1,264)	2,999

Allowance for unfunded loan commitments and letters of credit, end of period	$40,061	$39,689	$49,916	$48,879	$50,143

Total allowances for credit losses	$1,376,413	$1,441,849	$1,527,885	$1,531,358	$1,082,114

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	3.56%	3.79%	4.00%	4.03%	2.77%
Nonaccrual loans and leases (NALs)	136	117	84	77	47
Nonperforming assets (NPAs)	121	89	77	72	44

Total allowances for credit losses (ACL) as % of:
Total loans and leases	3.67%	3.90%	4.14%	4.16%	2.90%
Nonaccrual loans and leases	140	120	87	80	50
Nonperforming assets	125	91	80	74	46

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2010				2009
(dollar amounts in thousands)	Third	Second		First	Fourth	Third

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$62,241	$58,128		$75,439	$109,816	$68,842	(1)
Commercial real estate:
Construction	17,936	45,562		34,426	85,345	50,359
Commercial	45,725	36,169		50,873	172,759	118,866

Commercial real estate	63,661	81,731		85,299	258,104	169,225

Total commercial	125,902	139,859		160,738	367,920	238,067

Consumer:
Automobile loans	5,208	5,219		7,666	11,374	8,988
Automobile leases	362	217		865	1,554	1,753

Automobile loans and leases	5,570	5,436		8,531	12,928	10,741
Home equity	27,827	44,470	(2)	37,901	35,764	28,045
Residential mortgage (3)	18,961	82,848	(3)	24,311	17,789	68,955	(4)
Other loans	6,254	6,615		7,000	10,346	10,134

Total consumer	58,612	139,369		77,743	76,827	117,875

Total net charge-offs	$184,514	$279,228		$238,481	$444,747	$355,942

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1)	2.01%	1.90%		2.45%	3.49%	2.13%
Commercial real estate:
Construction	7.25	14.25		9.77	20.68	11.14
Commercial	3.01	2.38		3.25	10.15	6.72

Commercial real estate	3.60	4.44		4.44	12.21	7.62

Total commercial	2.59	2.85		3.22	7.00	4.37

Consumer:
Automobile loans	0.41	0.47		0.76	1.49	1.25
Automobile leases	1.32	0.54		1.58	2.25	2.04

Automobile loans and leases	0.43	0.47		0.80	1.55	1.33
Home equity (2)	1.47	2.36		2.01	1.89	1.48
Residential mortgage (3), (4)	1.73	7.19		2.17	1.61	6.15
Other loans	3.83	3.81		3.87	5.47	5.36

Total consumer	1.32	3.19		1.83	1.91	2.94

Net charge-offs as a % of average loans	1.98%	3.01%		2.58%	4.80%	3.76%

(1)	The 2009 third quarter included net recoveries totaling $4,080 thousand associated with the Franklin restructuring.

(2)	The 2010 second quarter included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $1,262 thousand of other Franklin-related net charge-offs.

(3)	The 2010 second quarter included net charge-offs of $60,822 thousand associated with the transfer of Franklin-related loans to loans held for sale and $3,403 thousand of other Franklin-related net charge-offs.

(4)	Effective with the 2009 third quarter, a change to accelerate the timing for when a partial charge-off is recognized was made. This change resulted in $31,952 thousand of charge-offs in the 2009 third quarter. The 2009 third quarter also included $17,615 thousand of charge-offs related to the transfer of loans to held for sale.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2010			2009
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,

Nonaccrual loans and leases (NALs):
Commercial and industrial	$398,353	$429,561	$511,588	$578,414	$612,701
Commercial real estate	478,754	663,103	826,781	935,812	1,133,661

Alt-A mortgages	11,188	15,119	13,368	11,362	9,810
Interest-only mortgages	14,334	13,811	8,193	7,445	8,336
Franklin residential mortgages	—	—	297,967	299,670	322,796
Other residential mortgages	57,462	57,556	53,422	44,153	49,579

Total residential mortgages	82,984	86,486	372,950	362,630	390,521
Home equity	21,689	22,199	54,789	40,122	44,182

Total nonaccrual loans and leases	981,780	1,201,349	1,766,108	1,916,978	2,181,065

Other real estate, net:
Residential	65,775	71,937	68,289	71,427	81,807
Commercial	57,309	67,189	83,971	68,717	60,784

Total other real estate, net	123,084	139,126	152,260	140,144	142,591
Impaired loans held for sale (1)	—	242,227	—	969	20,386

Total nonperforming assets	$1,104,864	$1,582,702	$1,918,368	$2,058,091	$2,344,042

Nonperforming Franklin assets:
Residential mortgage	—	$—	$297,967	$299,670	$322,796
Home Equity	—	—	31,067	15,004	15,704
OREO	15,330	24,515	24,423	23,826	30,996
Impaired loans held for sale	—	242,227	—	—	—

Total nonperforming Franklin assets	$15,330	$266,742	$353,457	$338,500	$369,496

Nonaccrual loans and leases as a % of total loans and leases	2.62%	3.25%	4.78%	5.21%	5.85%

NPA ratio (2)	2.94	4.24	5.17	5.57	6.26

	2010			2009
	Third	Second	First	Fourth	Third

Nonperforming assets, beginning of period	$1,582,702	$1,918,368	$2,058,091	$2,344,042	$2,002,584
New nonperforming assets	278,388	171,595	237,914	494,607	899,855
Franklin impact, net	(244,389)	(86,715)	14,957	(30,996)	(18,771)
Returns to accruing status	(111,168)	(78,739)	(80,840)	(85,867)	(52,498)
Loan and lease losses	(155,553)	(173,159)	(185,387)	(391,635)	(305,405)
OREO losses	(5,302)	2,483	(4,160)	(7,394)	(30,623)
Payments	(213,095)	(140,881)	(107,640)	(222,790)	(117,710)
Sales	(26,719)	(30,250)	(14,567)	(41,876)	(33,390)

Nonperforming assets, end of period	$1,104,864	$1,582,702	$1,918,368	$2,058,091	$2,344,042

(1)	The June 30, 2010, figure represented NALs associated with the transfer of Franklin-related residential mortgage and home equity loans to loans held for sale. The September 30, 2009, figure primarily represented impaired residential mortgage loans held for sale. All other presented figures represented impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(2)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, and net other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans
(Unaudited)

	2010			2009
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,

Accruing loans and leases past due 90 days or more:

Commercial and industrial	$—	$—	$475	$—	$—
Commercial real estate	—	—	—	—	2,546
Residential mortgage (excluding loans guaranteed by the U.S. government)	56,803	47,036	72,702	78,915	65,716
Home equity	27,160	26,797	29,438	53,343	45,334
Other loans and leases	11,423	9,533	10,598	13,400	14,175

Total, excl. loans guaranteed by the U.S. government	95,386	83,366	113,213	145,658	127,771
Add: loans guaranteed by U.S. government	94,249	95,421	96,814	101,616	102,895

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$189,635	$178,787	$210,027	$247,274	$230,666

Ratios:

Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.25%	0.23%	0.31%	0.40%	0.34%

Guaranteed by U.S. government, as a percent of total loans and leases	0.26%	0.26%	0.26%	0.28%	0.28%

Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.51%	0.49%	0.57%	0.68%	0.62%

Accruing troubled debt restructured loans
Commercial	$157,971	$141,353	$117,667	$157,049	$153,010

Alt-A mortgages	59,250	57,993	57,897	57,278	58,367
Interest-only mortgages	7,798	7,794	8,413	7,890	10,072
Other residential mortgages	220,433	203,783	176,560	154,471	136,024

Total residential mortgages	287,481	269,570	242,870	219,639	204,463
Other	73,210	65,061	62,148	52,871	42,406

Total accruing troubled debt restructured loans	$518,662	$475,984	$422,685	$429,559	$399,879

(1)	Percent of related loans and leases.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2010			2009
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third

Common stock price, per share
High (1)	$6.450	$7.400	$5.810	$4.770	$4.970
Low (1)	5.040	5.260	3.650	3.500	3.260
Close	5.690	5.540	5.390	3.650	4.710
Average closing price	5.787	6.130	4.840	3.970	4.209

Dividends, per share
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Common shares outstanding
Average — basic	716,911	716,580	716,320	715,336	589,708
Average — diluted (2)	719,567	719,387	718,593	715,336	589,708
Ending	717,132	716,623	716,557	715,762	714,469

Book value per common share	$5.39	$5.22	$5.13	$5.10	$5.59
Tangible book value per common share (3)	4.55	4.37	4.26	4.21	4.69
Capital data

	2010			2009
(dollar amounts in millions)	September 30,	June 30,	March 31,	December 31,	September 30,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,567	$5,438	$5,370	$5,336	$5,675
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(244)	(259)	(274)	(289)	(303)
Add: related deferred tax liability (3)	85	91	95	101	106

Total tangible equity	4,964	4,826	4,747	4,704	5,034
Less: Preferred equity	(1,700)	(1,696)	(1,692)	(1,688)	(1,683)

Total tangible common equity	$3,264	$3,130	$3,055	$3,016	$3,351

Total assets	$53,247	$51,771	$51,867	$51,555	$52,513
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(244)	(259)	(274)	(289)	(303)
Add: related deferred tax liability (3)	85	91	95	101	106

Total tangible assets	$52,644	$51,159	$51,244	$50,923	$51,872

Tangible equity / tangible asset ratio	9.43%	9.43%	9.26%	9.24%	9.71%
Tangible common equity / tangible asset ratio	6.20	6.12	5.96	5.92	6.46

Other capital data:
Total risk-weighted assets	$42,946	$42,486	$42,522	$43,248	$44,142

Tier 1 leverage ratio (4)	10.54%	10.45%	10.05%	10.09%	11.30%
Tier 1 common risk-based capital ratio (4)	7.36	7.06	6.53	6.69	7.82
Tier 1 risk-based capital ratio (4)	12.76	12.51	11.97	12.03	13.04
Total risk-based capital ratio (4)	15.02	14.79	14.28	14.41	16.23

Tangible equity / risk-weighted assets ratio	11.56	11.36	11.16	10.88	11.41

Other data:
Number of employees (full-time equivalent)	11,279	11,117	10,678	10,272	10,194
Number of domestic full-service branches (5)	617	617	617	611	610

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For all of the quarterly periods presented above, the impact of the convertible preferred stock issued in 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	September 30, 2010, figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting ASC Topic 715, “Compensation — Retirement Benefits”, from the regulatory capital calculations.

(5)	Includes 9 Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Year to Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully-taxable equivalent basis	Nine Months Ended September 30,		Change
(in millions)	2010	2009	Amount	Percent
Assets
Interest bearing deposits in banks	$313	$372	$(59)	(16)%
Trading account securities	111	157	(46)	(29)
Federal funds sold and securities purchased under resale agreements	—	8	(8)	N.M.
Loans held for sale	445	620	(175)	(28)
Investment securities:
Taxable	8,428	5,227	3,201	61
Tax-exempt	399	239	160	67

Total investment securities	8,827	5,466	3,361	61
Loans and leases: (1)
Commercial:
Commercial and industrial	12,317	13,327	(1,010)	(8)
Commercial real estate:
Construction	1,224	1,928	(704)	(37)
Commercial	6,145	7,464	(1,319)	(18)

Commercial real estate	7,369	9,392	(2,023)	(22)

Total commercial	19,686	22,719	(3,033)	(13)

Consumer:
Automobile loans	4,515	3,193	1,322	41
Automobile leases	163	427	(264)	(62)

Automobile loans and leases	4,678	3,620	1,058	29
Home equity	7,550	7,600	(50)	(1)
Residential mortgage	4,491	4,584	(93)	(2)
Other loans	690	709	(19)	(3)

Total consumer	17,409	16,513	896	5

Total loans and leases	37,095	39,232	(2,137)	(5)
Allowance for loan and lease losses	(1,466)	(931)	(535)	57

Net loans and leases	35,629	38,301	(2,672)	(7)

Total earning assets	46,791	45,855	936	2

Cash and due from banks	1,629	2,195	(566)	(26)
Intangible assets	709	1,626	(917)	(56)
All other assets	4,381	3,689	692	19

Total Assets	$52,044	$52,434	$(390)	(1)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	$6,748	$5,919	$829	14%
Demand deposits — interest-bearing	5,667	4,591	1,076	23
Money market deposits	11,267	6,524	4,743	73
Savings and other domestic deposits	4,643	4,946	(303)	(6)
Core certificates of deposit	9,371	12,308	(2,937)	(24)

Total core deposits	37,696	34,288	3,408	10
Other domestic deposits of $250,000 or more	683	899	(216)	(24)
Brokered deposits and negotiable CDs	1,613	3,414	(1,801)	(53)
Deposits in foreign offices	421	509	(88)	(17)

Total deposits	40,413	39,110	1,303	3
Short-term borrowings	1,214	951	263	28
Federal Home Loan Bank advances	193	1,423	(1,230)	(86)
Subordinated notes and other long-term debt	3,855	4,461	(606)	(14)

Total interest bearing liabilities	38,927	40,026	(1,099)	(3)

All other liabilities	941	684	257	38
Shareholders’ equity	5,428	5,805	(377)	(6)

Total Liabilities and Shareholders’ Equity	$52,044	$52,434	$(390)	(1)%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2010	2009
Assets
Interest bearing deposits in banks	0.20%	0.36%
Trading account securities	1.68	3.24
Federal funds sold and securities purchased under resale agreements	—	0.19
Loans held for sale	5.36	5.15
Investment securities:
Taxable	2.85	4.60
Tax-exempt	4.56	6.72

Total investment securities	2.93	4.70
Loans and leases (3):
Commercial:
Commercial and industrial	5.35	4.92
Commercial real estate:
Construction	2.69	2.72
Commercial	3.73	3.59

Commercial real estate	3.56	3.41

Total commercial	4.68	4.30

Consumer:
Automobile loans	6.26	7.26
Automobile leases	6.55	6.13

Automobile loans and leases	6.27	7.13
Home equity	5.20	5.55
Residential mortgage	4.85	5.29
Other loans	6.98	8.09

Total consumer	5.46	5.93

Total loans and leases	5.05	4.99

Total earning assets	4.64%	4.94%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%
Demand deposits — interest-bearing	0.20	0.19
Money market deposits	0.92	1.13
Savings and other domestic deposits	1.08	1.40
Core certificates of deposit	2.65	3.53

Total core deposits	1.34	2.07
Other domestic deposits of $250,000 or more	1.36	2.63
Brokered deposits and negotiable CDs	2.43	2.67
Deposits in foreign offices	0.20	0.19

Total deposits	1.38	2.12
Short-term borrowings	0.21	0.26
Federal Home Loan Bank advances	1.94	1.03
Subordinated notes and other long-term debt	2.15	2.94

Total interest bearing liabilities	1.42	2.12

Net interest rate spread	3.22	2.82
Impact of noninterest bearing funds on margin	0.24	0.27

Net interest margin	3.46%	3.09%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 16 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year to Date Income Statement Data (1)
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands, except per share amounts)	2010	2009	Amount	Percent
Interest income	$1,617,101	$1,686,807	$(69,706)	(4)%
Interest expense	413,590	636,584	(222,994)	(35)

Net interest income	1,203,511	1,050,223	153,288	15
Provision for credit losses	547,574	1,180,680	(633,106)	(54)

Net interest income (loss) after provision for credit losses	655,937	(130,457)	786,394	N.M.

Service charges on deposit accounts	211,205	226,042	(14,837)	(7)
Brokerage and insurance income	108,636	105,996	2,640	2
Mortgage banking income	122,613	87,680	34,933	40
Trust services	83,161	76,364	6,797	9
Electronic banking	81,334	74,978	6,356	8
Bank owned life insurance income	44,953	40,817	4,136	10
Automobile operating lease income	35,501	39,139	(3,638)	(9)
Securities losses	(171)	(7,647)	7,476	(98)
Other income	90,406	117,730	(27,324)	(23)

Total noninterest income	777,638	761,099	16,539	2

Personnel costs	586,789	519,819	66,970	13
Outside data processing and other services	118,305	111,283	7,022	6
Deposit and other insurance expense	74,228	89,410	(15,182)	(17)
Net occupancy	81,192	79,000	2,192	3
OREO and foreclosure expense	28,547	75,379	(46,832)	(62)
Equipment	63,860	62,663	1,197	2
Professional services	67,757	51,220	16,537	32
Amortization of intangibles	45,432	51,247	(5,815)	(11)
Automobile operating lease expense	28,892	32,920	(4,028)	(12)
Marketing	49,756	23,975	25,781	N.M.
Telecommunications	18,071	17,880	191	1
Printing and supplies	11,628	11,673	(45)	—
Goodwill impairment	—	2,606,944	(2,606,944)	N.M.
Gain on early extinguishment of debt (2)	—	(73,827)	73,827	N.M.
Other expense	64,756	51,262	13,494	26

Total noninterest expense	1,239,213	3,710,848	(2,471,635)	(67)

Income (Loss) before income taxes	194,362	(3,080,206)	3,274,568	N.M.
Provision (Benefit) for income taxes	4,915	(355,714)	360,629	N.M.

Net income (loss)	$189,447	$(2,724,492)	$2,913,939	N.M. %

Dividends declared on preferred shares	88,278	145,467	(57,189)	(39)

Net income (loss) applicable to common shares	$101,169	$(2,869,959)	$2,971,128	N.M. %

Average common shares — basic	716,604	471,958	244,646	52%
Average common shares — diluted (3)	719,182	471,958	247,224	52

Per common share
Net income (loss) per common share — basic	$0.14	$(6.08)	$6	N.M. %
Net income (loss) per common share — diluted	0.14	(6.08)	6.22	N.M.
Cash dividends declared	0.03	0.03	—	—

Return on average total assets	0.49%	(6.95)%	7.44%	N.M. %
Return on average total shareholders’ equity	4.7	(62.7)	67.4	N.M.
Return on average tangible shareholders’ equity (4)	6.1	(2.6)	8.7	N.M.
Net interest margin (5)	3.46	3.09	0.37	12
Efficiency ratio (6)	60.0	57.6	2.4	4
Effective tax rate (benefit)	(2.5)	(11.5)	9.0	(78)

Revenue — fully taxable equivalent (FTE)
Net interest income	$1,203,511	$1,050,223	$153,288	15%
FTE adjustment (5)	7,369	8,975	(1,606)	(18)

Net interest income	1,210,880	1,059,198	151,682	14
Noninterest income	777,638	761,099	16,539	2

Total revenue	$1,988,518	$1,820,297	$168,221	9%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	The 2009 gain included $67.4 million related to the purchase of certain trust preferred securities.

(3)	For the presented periods, the impact of the convertible preferred stock issued in 2008 was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods.

(4)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Year to Date Mortgage Banking Income
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands, except as noted)	2010	2009	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$69,204	$78,238	$(9,034)	(12)%
Servicing fees	36,649	36,205	444	1
Amortization of capitalized servicing	(33,205)	(36,780)	3,575	(10)
Other mortgage banking income	11,840	18,894	(7,054)	(37)

Subtotal	84,488	96,557	(12,069)	(12)

MSR valuation adjustment (1)	(44,040)	18,814	(62,854)	N.M.
Net trading gains (losses) related to MSR hedging	82,165	(27,691)	109,856	N.M.

Total mortgage banking income	$122,613	$87,680	$34,933	40%

Mortgage originations (in millions)	$3,649	$4,131	$(482)	(12)%
Average trading account securities used to hedge MSRs (in millions)	23	87	(64)	(74)
Capitalized mortgage servicing rights (2)	161,594	200,969	(39,375)	(20)
Total mortgages serviced for others (in millions) (2)	15,713	16,145	(432)	(3)
MSR % of investor servicing portfolio	1.03%	1.24%	(0.21)%	(17)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(44,040)	$18,814	$(62,854)	N.M. %
Net trading gains (losses) related to MSR hedging	82,165	(27,691)	109,856	N.M.
Net interest income related to MSR hedging	259	2,831	(2,572)	(91)

Net impact of MSR hedging	$38,384	$(6,046)	$44,430	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year to Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2010	2009

Allowance for loan and lease losses, beginning of period	$1,482,479	$900,227

Loan and lease losses	(798,320)	(1,089,892)
Recoveries of loans previously charged off	96,097	58,052

Net loan and lease losses	(702,223)	(1,031,840)

Provision for loan and lease losses	556,392	1,174,676
Allowance of assets sold	(296)	(9,188)
Allowance for loans transferred to held-for-sale	—	(1,904)

Allowance for loan and lease losses, end of period	$1,336,352	$1,031,971

Allowance for unfunded loan commitments and letters of credit, beginning of period	$48,879	$44,139

(Reduction in) Provision for unfunded loan commitments and letters of credit losses	(8,818)	6,004

Allowance for unfunded loan commitments and letters of credit, end of period	$40,061	$50,143

Total allowances for credit losses	$1,376,413	$1,082,114

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	3.56%	2.77%
Nonaccrual loans and leases (NALs)	136	47
Nonperforming assets (NPAs)	121	44

Total allowances for credit losses (ACL) as % of:
Total loans and leases	3.67%	2.90%
Nonaccrual loans and leases (NALs)	140	50
Nonperforming assets (NPAs)	125	46

Huntington Bancshares Incorporated
Year to Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2010		2009

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$195,808		$377,790 (1)
Commercial real estate:
Construction	97,924		107,361
Commercial	132,767		317,266

Commercial real estate	230,691		424,627

Total commercial	426,499		802,417

Consumer:
Automobile loans	18,093		36,338
Automobile leases	1,444		7,066

Automobile loans and leases	19,537		43,404
Home equity	110,198	(2)	70,412
Residential mortgage	126,120	(3)	92,413
Other loans	19,869		23,194

Total consumer	275,724		229,423

Total net charge-offs	$702,223		$1,031,840

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1)	2.12%		3.78%
Commercial real estate:
Construction	10.67		7.42
Commercial	2.88		5.67

Commercial real estate	4.17		6.03

Total commercial	2.89		4.71

Consumer:
Automobile loans	0.53		1.52
Automobile leases	1.18		2.21

Automobile loans and leases	0.56		1.60
Home equity (2)	1.95		1.24
Residential mortgage (3)	3.74		2.69
Other loans	3.84		4.36

Total consumer	2.11		1.85

Net charge-offs as a % of average loans	2.52%		3.51%

(1)	The 2009 first nine-month period included net charge-offs associated with the Franklin relationship totaling $114,374 thousand.

(2)	The 2010 first nine-month period included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $6,143 thousand of other Franklin-related net charge-offs.

(3)	The 2010 first nine-month period included net charge-offs of $60,822 thousand associated with the transfer of Franklin-related loans to loans held for sale and $14,914 thousand of other Franklin-related net charge-offs.

Huntington Bancshares Incorporated
Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in thousands)	2010	2009

Nonaccrual loans and leases (NALs):
Commercial and industrial	$398,353	$612,701
Commercial real estate	478,754	1,133,661

Alt-A mortgages	11,188	9,810
Interest-only mortgages	14,334	8,336
Franklin residential mortgages	—	322,796
Other residential mortgages	57,462	49,579

Total residential mortgages	82,984	390,521
Home equity	21,689	44,182

Total nonaccrual loans and leases	981,780	2,181,065

Other real estate, net:
Residential	65,775	81,807
Commercial	57,309	60,784

Total other real estate, net	123,084	142,591
Impaired loans held for sale (1)	—	20,386
Other NPAs	—	—

Total nonperforming assets	$1,104,864	$2,344,042

Nonperforming Franklin assets:
Commercial	$—	$—
Residential mortgage	—	322,796
Home Equity	—	15,704
OREO	15,330	30,996
Impaired loans held for sale	—	—

Total nonperforming Franklin assets	$15,330	$369,496

Nonaccrual loans and leases as a % of total loans and leases	2.62%	5.85%

NPA ratio (2)	2.94	6.26

	Nine Months Ended June 30,
	2010	2009

Nonperforming assets, beginning of period	$2,058,091	$1,636,646
New nonperforming assets	687,897	2,272,688
Franklin impact, net	(316,147)	(280,730)
Acquired nonperforming assets	—	—
Returns to accruing status	(270,747)	(129,469)
Loan and lease losses	(514,099)	(756,500)
OREO losses	(6,979)	(55,271)
Payments	(461,616)	(274,286)
Sales	(71,536)	(69,036)

Nonperforming assets, end of period	$1,104,864	$2,344,042

(1)	The September 30, 2009, figure represented impaired residential mortgage loans held for sale. Loans held for sale are carried at the lower of cost or fair value less costs to sell.

(2)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

Huntington Bancshares Incorporated
Year to Date Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,
(dollar amounts in thousands)	2010	2009

Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—
Commercial real estate	—	2,546
Residential mortgage (excluding loans guaranteed by the U.S. government)	56,803	65,716
Home equity	27,160	45,334
Other loans and leases	11,423	14,175

Total, excl. loans guaranteed by the U.S. government	95,386	127,771
Add: loans guaranteed by U.S. government	94,249	102,895

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$189,635	$230,666

Ratios:
Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.25%	0.34%
Guaranteed by U.S. government, as a percent of total loans and leases	0.26%	0.28%
Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.51%	0.62%

Accruing troubled debt restructured loans
Commercial	$157,971	$153,010

Alt-A mortgages	59,250	58,367
Interest-only mortgages	7,798	10,072
Other residential mortgages	220,433	136,024

Total residential mortgages	287,481	204,463
Other	73,210	42,406

Total accruing troubled debt restructured loans	$518,662	$399,879